Exhibit 99.2

ITEM 4. DESCRIPTION OF THE DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below on a population of 483 proprietary reverse mortgage loans (the “Review”) that were contributed to the CFMT 2019-RM3 securitization asset pool by Cascade Funding, LP, Series 2 (the “Sponsor”).

(2) Sample size of the assets reviewed.

AMC’s review covered (i) 100% of the proprietary reverse mortgage loans in the securitization population; or (ii) a sample of a desired population, as detailed in the pages below.

The scope of the due diligence performed by AMC of the mortgage loans was as follows: (1) AMC obtained Broker Price Opinions ("BPO") from a third-party vendor for all properties associated with the mortgage loans, (2) for certain assets detailed below, representing 56 of the Securitization Population by count and 9.03% of the Securitization Population by the cut-off date principal balance, AMC obtained appraisals from a third party vendor for all properties associated with the mortgage loans, (3) AMC conducted a death database review by inputting each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers under the Mortgage Loans (the "Death Database Review"), (4) AMC ordered credit reports detailing FICO scores for the purpose of preparing a summary of FICO scores for the borrowers under the mortgage loans (the "Credit Report Review"), with respect to all 620 of the mortgage loans, (5) AMC conducted data capture reviews to confirm that certain information, as prescribed in (6), in the loan tape provided by the prior owner of the mortgage loans to the Sponsor matched the data found in the mortgage loan files related to the mortgage loans (the "Data Capture Review"), and (6) AMC conducted tax and title reviews on each mortgage loan to determine if, with respect to each mortgaged property, any outstanding liens were in existence on the related mortgaged property, any property taxes were delinquent, the related mortgage was not in a first lien position, and whether the related mortgage was not found (the "Tax and Title Review")

(3) Determination of the sample size and computation.

The sample size was determined by Sponsor and is consistent with industry standards; however, none of the engagement, procedures, or report were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC conducted data capture reviews with respect to all 483 of the mortgage loans to confirm that the information identified in the “Field” column of the table below in the loan tape provided by the Prior Owner to the Sponsor matched the data found in the mortgage loan files related to the mortgage loans. While AMC found discrepancies in certain of those data fields, the Sponsor has corrected all such discrepancies in the final data tape used for this transaction. This comparison included the following data fields:

Field	Definition
Property City	Property City
Property State	Property State
Property Zip Code	Property Zip Code
Property Address	Property Address
Property Type	Property Types: Single Family, Co-op, Multifamily, Condo, Planned Urban Development, Manufactured Housing, Townhouse
Originator	Originator
Origination Date	Origination Date
Original Interest Rate	Original Interest Rate
Original Balance	Initial Draw amount at loan origination (Note Amount)
Original Principal Limit	The initial principal limit established on the loan at origination as defined on the Security Instrument.
Rate Type	Rate Type (Adjustable/Fixed)

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Field	Definition
Index	Index
Margin	Margin
Maximum Interest Rate (Life Cap)	Lifetime Maximum Interest Rate
Borrower 1 Gender	Borrower 1 Gender (includes Deceased)
Borrower 2 Gender	Borrower 2 Gender (includes Deceased)
Borrower 1 Birth Date	Borrower 1 Birth Date (includes Deceased)
Borrower 2 Birth Date	Borrower 2 Birth Date (includes Deceased)
Property Appraisal Value (at Origination)	Property Appraisal Value (at Origination)
Most Recent Property Value Date	Most Recent Property Value Date
Most Recent Property Value Type	Most Recent Property Value Type
Most Recent Property Value ($)	Most Recent Property Value ($)
Product Type	Product Type
Title Insurance Agency	Title Insurance Agency

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review did not include adherence to stated underwriting or credit extension guidelines, standards, or criteria.

(6) Value of collateral securing the assets: review and methodology.

For all mortgage loans, a BPO was ordered. Upon receipt of the related BPO AMC (i) verified that the address matched the related note, (ii) confirmed that the BPO did not include any apparent environmental problems and (iii) reviewed pictures of the mortgaged property to ensure (a) that the mortgaged property was in average or better than average condition and any repairs were noted where required, (b) that the mortgaged property was the one for which the BPO was ordered and (c) that there are no negative external factors. Upon receipt of the BPOs AMC also compared the BPO with the related origination value and reviewed the BPO to ensure that property characteristics (e.g. square footage) remained the same. AMC also reviewed valuations made subsequent to origination valuations, that were in the mortgage loan file.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

The Review did not include adherence to stated underwriting or credit extension guidelines, standards, or criteria.

(8) Other: review and methodology.

Death Database Review

For the 681 borrowers across the 483 mortgage loans, AMC utilized a death database to input each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers.

Credit Report

AMC ordered FICO scores for the 681 borrowers across the 483 mortgage loans.

Tax and Title Review

Title search reports, current tax certificates and other reports (as AMC deemed appropriate) were ordered by AMC for each mortgaged property and were reviewed to determine if, with respect to each mortgaged property (i) any property taxes were delinquent; (ii) any city/county/municipal liens were in existence, (iii) any subordinate security instruments/liens/judgments existed, and (iv) there was a complete assignment recordation chain. In addition, these reports were reviewed by AMC to determine if (i) the related Mortgage was not on record or if the related mortgage could not be located in the applicable jurisdictional records and (ii) the borrower under the related mortgage loan was no longer the owner of record. The tax and title review included the following items:

•	Current tax certificates were ordered, reviewed and analyzed to determine if any delinquent property taxes were in existence on the mortgaged property.

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•	If an exception was noted that indicated that the related mortgage was not in a first lien position and the exception was recorded before the related mortgage, AMC reviewed the final title insurance policy to determine if the encumbrance is an exception noted on the final title insurance policy.
•	If an exception was noted that indicated that the related mortgage was not in a first lien position and the exception was recorded after the related mortgage (i.e. HOA liens in a super priority lien state or property tax liens) AMC provided the Sponsor with additional details related to the encumbrance that was taking priority over the related mortgage.

ITEM 5. SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

No data variances or missing documentation were identified during the Review.

AMC Diligence, LLC makes no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Assets underlying the Sample Population except those elements identified in Item 4 Section 4 of this Certification and validated through due diligence or the conformity of their characteristics with those assumed for purposes of the Review described herein, (ii) existence or ownership of the Assets, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. In addition, we make no representation as to questions of legal interpretation or as to the sufficiency of the procedures enumerated in the preceding paragraphs. The information provided to us, including the information set forth in the Sample Population, is the responsibility of the Sponsor.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the Assets with federal, state, and local laws and regulations.

Death Database Review

For the 681 borrowers across the 483 mortgage loans, AMC utilized a death database to input each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers.

Credit Report

AMC ordered FICO scores for the 681 borrowers across the 483 mortgage loans. For 611 of the borrowers, AMC obtained complete FICO scores. For 70 of the borrowers (related to 68 mortgage loans), AMC was not able to obtain FICO scores. For 4 mortgage loans, AMC was not able to obtain a FICO score for either borrower.

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Credit Scores	Number of Mortgage Loans	% of Unpaid Principal Balance as of the Cut-off Date	Aggregate Unpaid Principal Balance as of Cut-off Date ($)	Aggregate Broker's Price Opinion Value ($)	Non-zero Weighted Average Current Loan-to-Value Ratio (%)	Non-Zero Weighted Average Loan Age (months)
Not Available	56	9.7%	$36,519,192.75	56,443,170.00	82%	145
501 to 520	1	0.4%	$1,411,057.65	1,140,000.00	124%	139
521 to 540	2	0.4%	$1,417,218.93	1,370,000.00	108%	144
541 to 560	5	0.6%	$2,129,767.84	2,285,000.00	105%	142
561 to 580	7	1.6%	$6,095,948.83	5,931,400.00	104%	137
581 to 600	9	3.5%	$13,104,379.24	13,509,747.00	100%	141
601 to 620	5	1.2%	$4,373,845.76	4,395,000.00	113%	138
621 to 640	12	2.6%	$9,969,734.43	9,893,000.00	107%	140
641 to 660	10	1.6%	$6,093,041.49	9,208,500.00	80%	149
661 to 680	13	2.4%	$8,955,982.56	8,547,000.00	110%	141
681 to 700	15	2.3%	$8,602,705.93	13,259,622.00	94%	144
701 to 720	26	5.3%	$20,150,524.52	29,697,002.00	87%	148
721 to 740	28	6.0%	$22,791,809.91	29,722,800.00	96%	142
741 to 760	24	5.1%	$19,428,833.30	29,440,000.00	82%	145
761 to 780	37	7.3%	$27,468,399.46	49,559,800.00	78%	145
781 to 800	49	12.1%	$45,553,383.93	71,901,000.00	83%	143
801 to 820	92	16.4%	$61,965,183.33	105,793,345.00	84%	143
821 to 840	87	20.7%	$77,991,525.80	132,153,800.00	79%	145
841 or greater	5	0.9%	$3,446,631.07	8,225,551.00	69%	157
Grand Total	483	100%	$377,469,166.73	582,475,737.00	86%	144

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Tax and Title Review

Title search reports, current tax certificates and other reports (as AMC deemed appropriate) were ordered by AMC for each mortgaged property and were reviewed to determine if, with respect to each mortgaged property (i) any property taxes were delinquent; (ii) any city/county/municipal liens were in existence, (iii) any subordinate security instruments/liens/judgements existed, and (iv) there was a complete assignment recordation chain. In addition, these reports were reviewed by AMC to determine if (i) the related Mortgage was not on record or if the related mortgage could not be located in the applicable jurisdictional records and (ii) the borrower under the related mortgage loan was no longer the owner of record. The tax and title review included the following items:

•	Current tax certificates were ordered, reviewed and analyzed to determine if any delinquent property taxes were in existence on the mortgaged property.
•	If an exception was noted that indicated that the related mortgage was not in a first lien position and the exception was recorded before the related mortgage, AMC reviewed the final title insurance policy to determine if the encumbrance is an exception noted on the final title insurance policy.
•	If an exception was noted that indicated that the related mortgage was not in a first lien position and the exception was recorded after the related mortgage (i.e. HOA liens in a super priority lien state or property tax liens) AMC provided the Sponsor with additional details related to the encumbrance that was taking priority over the related mortgage.

AMC noted the following exceptions:

Exception	Count
Subject Not in 1st Position	2
Subject Mortgage is Not of Record	1
Subject Not in 1st Position with Clear FTPOL	18

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